Exhibit 10.22

Certain information has been excluded from this agreement (indicated by “[***]”) because Lendbuzz Inc. has determined such information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

EIGHTH AMENDMENT TO LOAN AGREEMENT

This EIGHTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of May 20, 2025, is made by and among LENDBUZZ SPV VIII, LLC, a Delaware limited liability company, as borrower (the “Borrower”), LENDBUZZ FUNDING LLC, a Delaware limited liability company (“Lendbuzz Funding”), as servicer (in such capacity, the “Servicer”) and as collateral custodian (in such capacity, the “Collateral Custodian”) for the Secured Parties, the Lenders (the “Lenders”), and REGIONS BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Servicer, the Lenders, and the Administrative Agent entered into that certain Loan Agreement, dated as of October 28, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, in accordance with Section 13.01 of the Loan Agreement, the parties hereto desire to amend certain provisions of the Loan Agreement, subject to the terms hereof;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS.

Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement.

SECTION 2. AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement shall be amended as follows:

2.1. Clauses (iv), (vii) and (ix) of the defined term “Excess Concentration Amounts” appearing in Section 1.01 of the Loan Agreement are hereby amended and restated in their entireties and as so amended and restated shall read as follows:

(iv) the positive difference, if any, of (a) the aggregate Principal Balance of the Eligible Receivables for which the related Obligors had FICO Scores and such FICO Scores were less than 620 minus (b) the product of (1)(i) from the Eighth Amendment Effective Date until the earlier of (x) June 30, 2025 or (y) the effective date of a Ninth Amendment to to Loan Agreement, [***] or (ii) on and after the earlier of (x) June 30, 2025 or (y) the effective date of a Ninth Amendment to to Loan Agreement, [***] times (2) the Eligible Pool Balance on such date;

(vii) the aggregate Principal Balance of the Eligible Receivables with the lowest FICO Scores that would need to be subtracted from the Eligible Pool Balance on such date in order to cause the weighted average FICO Score of those Eligible Receivables that both (A) constitute a Long Term Loan and (B) have a FICO Score equal to (i) from the Eighth Amendment Effective Date until the earlier of (x) June 30, 2025 or (y) the effective date of a Ninth Amendment to to Loan Agreement, [***] or (ii) on and after the earlier of (x) June 30, 2025 or (y) the effective date of a Ninth Amendment to to Loan Agreement, [***];

(ix) the aggregate Principal Balance of the Eligible Receivables with the lowest AIRA Scores that would need to be subtracted from the Eligible Pool Balance on such date in order to cause the weighted average AIRA Score of those Eligible Receivables that both (A) constitute a Long Term Loan and (B) have an AIRA Score equal to (i) from the Eighth Amendment Effective Date until the earlier of (x) June 30, 2025 or (y) the effective date of a Ninth Amendment to to Loan Agreement, [***] or (ii) on and after the earlier of (x) June 30, 2025 or (y) the effective date of a Ninth Amendment to to Loan Agreement, [***];

2.2. Section 1.01 of the Loan Agreement is hereby further amended by adding the defined term “Eighth Amendment Effective Date” in the appropriate alphabetical order to read as follows:

“Eighth Amendment Effective Date” means May 20, 2025.

SECTION 3. CONDITIONS PRECEDENT

This Amendment shall become effective as of the close of business on the date first written above, subject to the satisfaction of the condition precedent that (a) each party, or such party’s counsel, shall have received in form and substance satisfactory to such party counterpart signatures to this Amendment executed by the other parties and (b) the Administrative Agent shall have received payment, in immediately available funds, of all reasonable fees and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

(a) Binding Obligation. Each party hereby represents and warrants to the other parties that each of this Amendment and the Loan Agreement (as amended hereby) constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and to general principles of equity.

(b) No Default. The Borrower represents and warrants that (i) no event has occurred and is continuing, which constitutes an Event of Default or an Unmatured Event of Default or that has had or is likely to have a Material Adverse Effect on the Borrower or the Receivables, and (ii) the Facility Termination Date has not occurred.

(c) Ratification and Reaffirmation of Representations and Warranties. The Borrower ratifies and reaffirms that all of its representations and warranties and covenants set forth in the Loan Agreement and the other Basic Documents are true and correct in all material respects as of the date hereof as though made on and as of the date hereof (where not already qualified by materiality, otherwise in all respects), except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date.

SECTION 5. EXECUTION IN COUNTERPARTS.

This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of a signature page to, or an executed counterpart of, this Amendment by facsimile, email transmission of a scanned image, or other electronic means, shall be effective as delivery of an originally executed counterpart. The parties hereto agree that “execution,” “signed,” “signature,” and words of like import in this document shall be deemed to include electronic signatures, authentication, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.

SECTION 6. GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE, OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 7. EFFECT OF AMENDMENT; REAFFIRMATION OF BASIC DOCUMENTS.

Except as specifically amended, waived or otherwise modified herein, the terms and conditions of the Loan Agreement and all other Basic Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and, subject to such amendments, waivers and modifications herein set forth, are hereby ratified and confirmed.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

LENDBUZZ SPV VIII, LLC

By:	/s/ George Sclavos
Name:	George Sclavos
Title:	CFO

LENDBUZZ FUNDING LLC

By:	/s/ George Sclavos
Name:	George Sclavos
Title:	CFO

[Signature page to Eighth Amendment to Loan Agreement]

REGIONS BANK, as Administrative Agent and as Lender

By:	/s/ Ellis Rayan
	Name:	Ellis Rayan
	Title:	Vice President

[Signature page to Eighth Amendment to Loan Agreement]